THE LAZARD FUNDS, INC.
Lazard Bond Portfolio
Lazard Mortgage Portfolio
Lazard Global High Yield Portfolio

Supplement to Prospectus dated May 1, 2004

Lazard Mortgage Portfolio ("Mortgage Portfolio") and Lazard Global High Yield Portfolio ("Global High Yield Portfolio") are no longer offered as investment portfolios of The Lazard Funds, Inc. (the "Fund"). Mortgage Portfolio was liquidated on June 7, 2004. On July 30, 2004, pursuant to shareholder approval, Global High Yield Portfolio was merged with and into Lazard High Yield Portfolio, a separate series of the Fund.

In addition, as of June 9, 2004, Open Shares of Lazard Bond Portfolio ("Bond Portfolio") were no longer offered as an investment option. Bond Portfolio currently only offers Institutional Shares.

Dated: August 27, 2004